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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-17031, 333-17055, and 333-17405 on Form S-8 and Nos. 333-24685 and 333-43071
on Form S-3 of Rockwell International Corporation of our report dated November 4, 1998, appearing in the Annual Report on Form 10-K of Rockwell International Corporation for the year ended September 30, 1998.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 3, 1998